SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 24, 2001


                           CHESHIRE DISTRIBUTORS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     000-26186               84-1209978
          --------                     ---------               ----------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                 File No.)          Identification Number)

                     1599 Post Road East, Westport, CT 06880
                     ---------------------------------------
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (203) 255-4116

ITEM 5.  OTHER EVENTS

         On January 24, 2001, Mr. Willem Oost-Lievense submitted a letter to the Company stating that he resigned from the Board of Directors of the Company when he resigned as Chief Executive Officer of the Company on November 15, 2000.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHESHIRE DISTRIBUTORS, INC.


Date: February 14, 2001                By: /s/ Gilad Gat
                                           -----------------------------------
                                           Gilad Gat
                                           Treasurer and a Director